UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2024

Next Technology Holding Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+86 158 2117 2322

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 09, 2024, all the members of the Board of Directors (the “Board”) of Next Technology Holding Inc., a Wyoming corporation (the “Company”), entered into an unanimous written consent in lieu of a meeting, and resolved that:

1. The resignation of Lim Kian Wee from the Board and all other positions in the Company as of the date of the Written Consent is hereby approved and accepted by the Board of the Company; and

2. Mr. Tian Yang is hereby elected to serve as a director of the Board and the Chair of the Audit Committee in accordance with the Amended and Restated Articles of Incorporation of the Company until his successor shall have been duly elected a qualified or until their death, resignation or removal in accordance with the Amended and Restated Articles of Incorporation of the Company; and

3. The Company shall pay Mr. Tian Yang an annual salary of USD 24,000 for his service to the Company.

For the avoidance of doubt, the officers and directors of the Company are presently as follows:

Weihong Liu, Chief Executive Officer

Mr. Weihong Liu has more than 6 years of investment and research experience in the fields of crypto assets and blockchain technology. Mr. Liu has conducted in-depth analysis and strategic layout of potential investment opportunities in crypto assets. In addition, Mr. Liu has innovative business plans in high-tech and rapidly growing artificial intelligence generated content businesses, and he has a deep understanding of compliance requirements, market insights, and product functionality. Mr. Liu has been equipped with abundant knowledge reserves and strong executive capability in the corporate culture construction field as well as relevant experience in building diverse corporate culture dissemination system. Mr.Liu holds a bachelor’s degree in Business Management from University of The West of England..

Ken Tsang, Chief Financial Officer

Mr. Ken Tsang is a fellow member of Association of Chartered Certified Accountants (“ACCA”) and member of Hong Kong Institute of Certified Public Accountants (“HKICPA”) with more than 15 years experiences in accounting, audit and assurance services with several listed and private companies operating in USA, Hong Kong and Mainland China. He has wide variety of industries experiences, including property developer, hotel and property management, investment companies, licensed corporations, entertainment solution companies, finance lease, factoring, general trading and manufacturing. Mr. Tsang also has extensive experiences in the capital market work and was engaged in several transactions and initial public offering in Hong Kong and USA. Mr. Tsang graduated with a bachelor’s degree at University of Hull, United Kingdom.

Lichen Dong, Director, Chairman of the Board

Mr. Lichen Dong has 15 years of work experience in the fields of investment, mergers and acquisitions, and finance, including corporate governance, fundraising, financial analysis, mergers and acquisitions, and complex international architecture construction. From 2022 to 2023, Mr. Dong served as a senior consultant for Future Dao Group, covering research and development of blockchain technology, clean energy application strategies, corporate governance, and capital restructuring and listing. Mr. Dong plays an indispensable role in formulating the company's strategic decisions, leveraging his unique business model and business acumen. Mr. Dong worked at a confidential information research center from 2019 to 2021, dedicated to promoting the application of business models that combine digital assets with physical industries. Mr. Dong also worked at Hanergy Holding Group and Jinko Power Group, specializing in the development and management of renewable energy and power generation assets. Mr. Dong has established various innovative investment models in the new energy industry, making outstanding contributions to market expansion and risk control cost control in the company's business management. Mr. Dong holds a bachelor's degree from the School of Automation and Electrical Engineering at Beijing University of Aeronautics and Astronautics, and a master's degree from the School of Electrical and Electronics Engineering at the University of Nottingham.

Tian Yang, Director

Mr. Tian Yangis an experienced and innovative marketing and communication professional, proficient in leveraging internet and AI technologies to create exceptional value in brand marketing, product promotion, and corporate communication. This expertise enables him to drive substantial growth and optimization for businesses in complex and dynamic market environments through his extensive leadership experience. The investment strategy plans he has led have been frequently cited as case studies by renowned business schools, benefiting the business growth and brand expansion of thousands of high-quality companies. Mr. Yang holds a bachelor’s degree in communication from Beijing Information Science and Technology University.

Mahesh Thapaliya, Director

Mr. Mahesh Thapaliya has over 12 years of international business work experience. Since 2020, he has served as the Business Director of One World Corporations. The work involves conducting business cooperation around key international projects, including infrastructure, energy, industrial investment, art and culture, trade, investment, and other industries. From 2013 to 2020, Mr. Mahesh works for Banner Electric Co. Ltd. and SINOPAK Electric Co. Ltd. He has extensive leadership experience in corporate technology brand marketing, internal control management, and corporate communication by providing services to multiple multinational corporations. Mr. Mahesh holds master’s and bachelor’s degree from Beihang University.

Jianbo Sun, Director

Mr. Jianbo Sun is an entrepreneur, venture capitalist, and philanthropist with 16 years of experience in establishing, investing in, and operating the intelligent manufacturing industry. Since February 2012, Mr. Sun has served as the President of Orejia Group Co Limited, responsible for strategic planning, industrial investment, and financial financing. Has successful experience in business trend judgment, enterprise management, and capital operation. Prior to this, Mr. Sun had 3 years of industry research experience at CITIC Securities, with a focus on investment portfolios in energy management, real estate, construction, and agriculture. Mr. Sun attaches great importance to corporate social responsibility in business operations, actively participates in charitable and public welfare activities, has supported thousands of impoverished children, and has donated multiple times in large-scale natural disaster events. Mr. Sun holds a bachelor’s degree in business administration from the University of International Business and Economics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Technology Holding Inc.

By:	/s/ Weihong Liu
Name:	Weihong Liu
Title:	Chief Executive Officer

Dated: August 13, 2024

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